                                                                    EXHIBIT 99.2



                              TERMINATION AGREEMENT


THIS TERMINATION AGREEMENT is made as of this 8th day of September, 1998 (this "Termination Agreement") by and among RFS HOTEL INVESTORS, INC., a Tennessee corporation ("Target REIT"), EQUITY INNS, INC., a Tennessee corporation ("Acquiror REIT"), RHI ACQUISITION, INC., a Tennessee corporation and wholly-owned subsidiary of Acquiror REIT ("Merger Sub"), EQUITY INNS PARTNERSHIP, L.P., a Tennessee limited partnership ("Acquiror OP"), and RFS PARTNERSHIP, L.P., a Tennessee limited partnership ("Contributor OP").

                                    RECITALS


I. The parties have entered into the Asset Sale Agreement and Plans of Mergers dated as of the 21st day of April, 1998 (the "Agreement").


II. Pursuant to Section 11.1 of the Agreement, the Agreement may be terminated by the mutual written consent of Acquiror REIT and Target REIT.


III. Acquiror REIT and Target REIT mutually desire to terminate the Agreement as set forth herein and the other parties to the Agreement desire to join in such termination and in the agreements set forth herein.

NOW, THEREFORE, in consideration of the Recitals and of the mutual covenants, conditions and agreements set forth herein and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, it is agreed that:


         A. The Agreement is hereby terminated effective as of the date hereof.


         B. Notwithstanding any provision of Article XI or any other provision of the Agreement, the parties hereby agree that:


                  1. Target REIT and Contributor OP shall have no liability or obligation to pay or make any reimbursement to Acquiror REIT, Acquiror OP or Merger Sub or any of their respective affiliates, shareholders, officers, directors, employees or agents with respect to any liabilities, claims, costs or expenses incurred by Target REIT or Contributor OP in connection with the transactions completed by the Agreement or as a result of this Termination Agreement.

                  2. Acquiror REIT, Acquiror OP and Merger Sub shall have no liability or obligation to pay or make any reimbursement to Target REIT or Contributor OP or any of their respective affiliates, shareholders, officers, directors, employees or agents with respect to any liabilities, claims, costs or expenses incurred by them in connection with the transactions contemplated by the Agreement or as a result of this Termination Agreement.


         C. Notwithstanding any provision of Article XI or any other provision of the Agreement, no party shall be liable to any other party for any Termination Fee (as defined in the Agreement) or any similar fee, payment or reimbursement as a result of the termination of the Agreement.


         D. Target REIT and Acquiror REIT agree not to make any public announcement or press release with respect to the termination of the Agreement and this Termination Agreement without first offering the other the opportunity to review and comment on any such announcement or release.


         E.       The   confidentiality   provisions  of  Section  12.5  of  the
                  Agreement shall survive the termination of the Agreement.

IN WITNESS WHEREOF, each party has caused this Agreement to be duly executed on its behalf as of the day and year first above written.

                                           TARGET REIT:

                                           RFS HOTEL INVESTORS, INC.

                                           By:     /s/ Robert M. Solmson
                                                   -----------------------------
                                           Name:   Robert M. Solmson
                                                   -----------------------------
                                           Title:  Chairman
                                                   -----------------------------

                                           CONTRIBUTOR OP:

                                           RFS PARTNERSHIP, L.P.

                                           By:  RFS Hotel Investors, Inc.,
                                                General Partner

                                           By:     /s/ Robert M. Solmson
                                                   -----------------------------
                                           Name:   Robert M. Solmson
                                                   -----------------------------
                                           Title:  Chairman
                                                   -----------------------------

                                           ACQUIROR REIT:

                                           EQUITY INNS, INC.

                                           By:     /s/ Howard A. Silver
                                                   -----------------------------
                                           Name:   Howard A. Silver
                                                   -----------------------------
                                           Title:  President
                                                   -----------------------------

                                           MERGER SUB, INC.:

                                           RHI ACQUISITION, INC.

                                           By:     /s/ Phillip H. McNeill, Sr.
                                                   -----------------------------
                                           Name:   Phillip H. McNeill, Sr.
                                                   -----------------------------
                                           Title:  Chairman of the Board
                                                   -----------------------------


                                           ACQUIROR OP:

                                           EQUITY INNS PARTNERSHIP, L.P.

                                           By:  Equity Inns Trust,
                                                General Partner

                                           By:     /s/ Howard A. Silver
                                                   -----------------------------
                                           Name:   Howard A. Silver
                                                   -----------------------------
                                           Title:  President
                                                   -----------------------------